EXHIBIT 10.18A-A

DiaSys Corporation
WWR INTERNATIONAL
INTERNATIONAL SALES AND SERVICE AGREEMENT
SCHEDULE A
Item Description	Product Number	Standard UOM (EA, PK)	List Price	Number of Units in UOM
SPECIAL TERMS:
SPECIAL TERMS: All prices quoted in U.S. dollars, F.O.B. DiaSys Prices and availability subject to change without notice Volume purchsae prices available upon request Subject to Terms of Agreement

Urizyme (Anionic Enzymatic Powedered Detergent for R/S Series Workstations	RS200V	PK		30

FE-2 Intestinal Parasite Analysis Workstation	FE2	EA		1
FE-2 Optical Slide Assembly	FEA-NS	EA		1
FE-2 Aspirator Kit	FEA-A	EA		1
FE-2 Tubing Repair Kit	FEA-TK	EA		1
FE-2 Purge Tank	FEA-W	EA		1
FE-2 Iodine Tank	FEA-1	EA		1
FE-2 Stain Delivery Unit	FEA-SDU	EA		1
FE-2 Power Supply Unit	FEA-PS	EA		1
FE-2 Tube Rack - Small (12-16ml)	FEA-RS	EA		1
FE-2 Tube Rack - Large	FEA-RL	EA		1
FE-2 Tube Rack - Mini-Parasep Tube (15ml)	FEA-RSMN	EA		1
FE-2 Tube Rack - Midi-Parasep Tube (50ml)	FEA-RSMD	EA		1
FE-2 Service Contract	FEA-SC	EA		1

FE-2 Intestinal Parasite Analysis Workstation	FE2	EA		1
FE-2 Optical Slide Assembly	FEB-NS	EA		1
FE-2 Aspirator Kit	FEB-A	EA		1
FE-2 Tubing Repair Kit	FEB-TK	EA		1
FE-2 Purge Tank	FEB-W	EA		1
FE-2 Power Supply Unit	FEB-PS	EA		1
FE-2 Tube Rack - Small (12-16ml)	FEB-RS	EA		1
FE-2 Tube Rack - Large	FEA-RL	EA		1
FE-2 Tube Rack - Mini-Parasep Tube (15ml)	FEB-RSMN	EA		1
FE-2 Tube Rack - Midi-Parasep Tube (50ml)	FEB-RSMD	EA		1
FE-2 Service Contract	FEB-SC	EA		1

Parasep 50ml Intestinal Parasite Concentrators:
With No Additive	DSC145000	PK		50
With 6ml Parasafe	DSC145100	PK		40
With 6ml Buffered Formalin	DSC146200	PK		40
With 6ml Buffered Formalin & 1 Drop Triton-X	DSC145300	PK		40
With 6ml Buffered Formalin , 1 Drop Triton-X & 80 ml Bottle Ethyl Acetate	DSC145400	PK		40
With 6 ml Sodium Acetate-Acetic Formalin Solution	DSC145500	PK		40
With 220um Mesh Filder	DSC145600	PK		40
With 200um Mesh Filder & 6ml Buffered Formalin	DSC145700	PK		40
With 220um Mesh Fildter, 6ml Buffered Formalin & 1 Drop Triton-X	DSC145800	PK		40

Parasep 15ml Intestinal Parasite Concentrators:
With No Additive	DSC146000	PK		50
With 2.4ml Parasafe	DSC146100	PK		40
With 2.4ml Buffered Formalin	DSC146200	PK		40
With 2.4ml Buffered Formalin & 1 Drop Triton-X	DSC146300	PK		40
With2.4ml Buffered Formalin, 1 Drop Triton-X & 40ml Bottle Ethyl Acetate	DSC146400	PK		40
With 2.4ml Sodium Acetata-Acetic Formalin solution	DSC146500	PK		40
With 220um Mesh Filter	DSC146600	PK		40
With 220um Mesh filter & 2.4ml Buffered Formalin	DSC146700	PK		40
With 220um mesh Filter 2.4ml Buffered Formalin & 1 Drop Triton-X	DSC146800	PK		40

Parasep Intestinal Parasite Maxi-Filters for 15ml & 50ml Tubes	DSC147000	PK		50
With 30ml Mixing Tube	DSC147001	PK		50

EXHIBIT 10.18A-A

DiaSys Corporation
WWR INTERNATIONAL
INTERNATIONAL SALES AND SERVICE AGREEMENT
SCHEDULE A
Item Description	Product Number	Standard UOM (EA, PK)	List Price	Number of Units in UOM
With 30ml Mixing Tube Plus 15 ml Tube	DSC147002	PK		50
With 30 ml Mixing Tube Plus 50ml Tube	DSC147003	PK		50

Parsep Plastic 240Tube Rack	DSC1458	EA		1

Intestinal & Blood Parasite Internal Quality Assurance (IQA) Kits:
Complete Kit (CD,Atlas,Slides,Helmintha & 50ml Parasep Cencentrator Tubes)"	DSC164000	EA		1
Complete Kit (CD,Atlas,Slides,Helmintha & 15ml Parasep Cencentrator Tubes)"	DSC164600	EA		1
Continuing Education Kit (CD,Atlas,Slides&Helminths)"	DSC164200	EA		1
Continuing Education Kit (CD, Atlas & Helminths)"	DSC164300	EA		1
Continuing Education Kit (CD,Atlas & Slides)"	DSC164400	EA		1
Continuing Education Kit (CD&Atlas)"	DSC164500	EA		1
Blood Parasite Continuing Education Kit	DSC164100	EA		1

Urisep Pressure-Driven Urine & CSF Protein Concentrators	DSC1257	PK		25
Reusable Pressure Cap Set (4 caps,1vacuum cap,pump & stand)	DSC1258	PK		1

Urisep Centrifugal Urine & CSF Protein Concentrators:
Mini (0.5ml) Centrifugal Tubes (for urine/CSF)	DSC101006	PK		50
Midi (4.0ml) Centrifugal Tubes (for urine/CSF)	DSC101010	PK		50
Maxi (15ml) Centrifugal Tubes (for urine/CSF)	DSC6101020	PK		25

Urisep Ultra Benchtop (Static Urine) Cencentrator (5-15ml)	DSC1259	PK		25

Electrophoresis Equipment & Supplies:
Semi-Micro II Chamber	DSC51214	EA		1
Sepratek - 8 Applicator	DSC51118	EA		1
Sepratek - 4 Applicator	DSC51119	EA		1
Replacement Tip-8	DSC39958	EA		1
Replacement Tip-4	DSC39957	EA		1
Forceps - Stainless Steel	DSC51147	1		1

Electrophoresis Gels (Agarose) & Membranes (Cellulose Acetate):
Serum Protein Electrophoreses Kit	DSC53024	PK		10
Urine Protein Electrophoreses Kit	DSC53025	PK		10
Immunofixation Electrophoreses Kit	DSC53026	PK		10
Bence-Jones Protein Immunofixation	DSC53027	PK		10
Sepraphore III 2.5x15.2cm	DSC51003	PK		100
Sepraphore III 5.5x14.4cm	DSC51010	PK		25
Sepraphore III 5.0x20cm	DSC66246	PK		50
Sepraphore 5.7x12.7cm(Sepratek)	DSC62092	PK		50
Super Sepraphore 5.7 x 14.4cm	DSC51040	PK		50
Sepraphore L (Microzone) 5.55 x 14.4cm	DSC51051	PK		25
Seprephore 25 x 8.5cm	DSC66612	PK		50
Optiphor - 10 6x7.6cm	DSC51240	PK		25

Electrophoreses Supplies:
Sepra Clear II (470ml) Cleaning Solution for Sepraphore III	DSC51283	EA		1
Supe Sepra Clear (470ml) Cleaning Solution for Super Sepraphone	DSC51041	EA		1
Opticlear (470ml)	DSC51242	EA		1
High Resolution Buffer (12x18gm vis)	DSC51104	EA		1
Hemoglobin Buffer (12x18.3gm vis)	DSC51126	EA		1
Hemoglobin Controls (4.0x0.5ml)	DSC51298	EA		1
Hemolysate Reagent (50ml)	DSC51912	PK		2
Ponceau S Solution (470ml)	DSC51284	EA		1
Glass Slides	DSC51154	PK		50
Absorbent Paper (7.6x15.2) Sepratek	DSC62093	PK		50
Absorbent Paper (11x9cm)	DSC52432	PK		50

EXHIBIT 10.18A-A

DiaSys Corporation
WWR INTERNATIONAL
INTERNATIONAL SALES AND SERVICE AGREEMENT
SCHEDULE A
Item Description	Product Number	Standard UOM (EA, PK)	List Price	Number of Units in UOM
Absorbent Paper (11x9cm)	DSC51490	PK		100
Absorbent Paper (20.3x30cm)	DSC51290	PK		25
Chart Paper Densitometer	DSC9363	EA		1
ITLC-SA 20x20cm	DSC51432	PK		25
ITLC-SG 5x20cm	DSC61665	PK		50
ITLC-SG 20x20cm	DSC61886	PK		25

Fixatives:
Formalin 10% Neutral Saline Buffered (250ml)	DSC1460	EA		1
Sodium-Acetate Acetic Acid Formalin (SAF)(250ml)	DSC1461	EA		1
Schaudinn's Fixative (250ml)	DSC1462	EA		1
10% Formalin Fixative in Wtaer (250ml)	DSC1463	EA		1
Bayer's Slution (250ml)	DSC1464	EA		1
Mertholate-Iodine Formalin (MIF)(250ml)	DSC1465	EA		1
Polyvinyl Alcohol (PVA)(250ml)	DSC1466	EA		1

Reagents:
Mayers Glycerin/Albumin (100ml)	DSC1470	EA		1
Physiological Saline (100ml)	DSC1471	EA		1
Triton X-100 Solution (50ml)	DSC1472	EA		1
Ethyl Acetate (250ml)	DSC1473	EA		1
Acetone (250ml)	DSC1475	EA		1
Grama Decolorizer (250ml)	DSC1476	EA		1

Stains:
Eosin/Saline(250ml)	DSC1467	EA		1
Modified Zlehl-Neelsen (250ml)	DSC1468	EA		1
Acridine Orange (Acetate Buffered)(250ml)	DSC1480	EA		1
Auramine Phenol (Lempert)(250ml)	DSC1481	EA		1
Field Stain-Solution A(250ml)	DSC1482	EA		1
Field Stain-Solution B(250ml)	DSC1483	EA		1
Giemaa Stain Rapid (250ml)	DSC1484	EA		1
Iodine-Alcoholic(250 ml)	DSC1465	EA		1
Lugol's Iodine - Aqueous (250ml)	DSC1486	EA		1
Iron Hematoxylin-Solution A(250ml)	DSC1487	EA		1
Iron Hematoxylin-Solution B(250ml)	DSC1488	EA		1
Trichrome For Microsporidia (250ml)	DSC1489	EA		1
Trichrome For Protozoa (250ml)	DSC1490	EA		1
Gram Stain (250ml)	DSC1491	EA		1
Crystal Vilet (250ml)	DSC1492	EA		1
Safranin (250ml)	DSC1493	EA		1
Neutral Red (250ml)	DSC1494	EA		1
Grams Fuchain (250ml)	DSC1495	EA		1

Hematology Products For Non-Differential Low Throughput Systems:
Enzymatic Cleaning Solution (5 Litres)	DSC1705	EA		1
Olluent (Azide-Free)(20Litres)	DSC1709	EA		1
Lyse Reagent (Cyanide-Free)(6x15ml)	DSC1717	PK		6
Normal Blood Quality Control Reagent (6x3ml)	DSC1712	PK		6

Hematology Products For Non-Differential High Throughput Systems:
Enzymatic Cleaning Solution (5 Litres)	DSC1705	EA		1
Diluent (Azide-Free)(20 Litres)	DSC1709	EA		1
Blood Quality Control Low (6x3ml)	DSC1711	PK		6
Blood Quality Control Plus Normal (6x3ml)	DSC1712	PK		6
Blood Quality Control High (6x3ml)	DSC1713	PK		8

EXHIBIT 10.18A-A

DiaSys Corporation
WWR INTERNATIONAL
INTERNATIONAL SALES AND SERVICE AGREEMENT
SCHEDULE A
Item Description	Product Number	Standard UOM (EA, PK)	List Price	Number of Units in UOM
Mounting Media:
DPX Moutning Media (100ml)	DSC1520	EA		1
Immersion Oil (50ml)	DSC1521	EA		1
Micropscope Slides	DSC1522	PK		100
Cover Glasses	DSC1523	PK		200

Rapyd Tests:
Adenovirus	DSC1610	PK		30
Kappa/Lambda (Bence-Jones Protein)	DSC53002	PK		40
Clostridium Difficile Toxin A	DSC1615	PK		30
Leishmaria	DSC1601	PK		40
Malarie	DSC1605	PK		30
Rotavirous	DSC1611	PK		30
Syphilis	DSC1630	PK		30
Rotavirous/Adenovirus	DSC1617	PK		30
Fecal Occult Blood	DSC1614	PK		40
Kappa	DSC53000	PK		40
Lambda	DSC53001	PK		40
Trichomonas Culture Medium Kit	DSC1602	PK		50

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